Exhibit 13.1

CERTIFICATION PURSUANT TO
SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of VEON Ltd. (the “Company”), does hereby certify to such officer’s knowledge that:
The Annual Report on Form 20-F for the year ended December 31, 2021 (the “Form 20-F”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2022

By:    /s/ Kaan Terzioğlu
Name:    Kaan Terzioğlu
Title:    Chief Executive Officer

Date: April 29, 2022

By:    /s/ Serkan Okandan
Name:     Serkan Okandan
Title:     Chief Financial Officer